Ivy Funds

Supplement dated February 17, 2012 to the

Ivy Funds Prospectus

dated July 29, 2011

and as supplemented August 18, 2011, August 31, 2011 and November 16, 2011

The following replaces the second sentence of the “Fees and Expenses” section on pages 3, 7, 11, 15, 19, 23, 27, 31, 35, 39, 44, 49, 53, 57, 61, 66, 71, 75, 80, 84, 88, 92, 96, 100, 105, 109, 113, 117, 122, and 127 of the Ivy Funds prospectus:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds.

The following replaces the “Portfolio Managers” section on page 17 for Ivy Micro Cap Growth Fund of the Ivy Funds prospectus:

The WSA Investment Team is primarily responsible for the day-to-day management of the Fund. The WSA Investment Team consists of William Jeffery III, President and Chief Investment Officer of WSA, Kenneth F. McCain, Executive Vice President of WSA, Paul J. Ariano, Senior Vice President of WSA, Paul K. LeCoq, Senior Vice President of WSA, and Luke A. Jacobson, Vice President of WSA. They have all co-managed the Fund since its inception in February 2009, except for Mr. Jacobson who became a co-manager in January 2012.

The following replaces the second and third paragraphs of the “Principal Investment Strategies” section on page 50 for Ivy High Income Fund of the Ivy Funds prospectus:

IICO may look at a number of factors in selecting securities for the Fund, beginning with a primarily bottom-up analysis of a company’s fundamentals, including financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, and progressing to consideration of the current economic environment and industry fundamentals.

After IICO is comfortable with the business model of a company, it attempts to optimize the Fund’s risk/reward by investing in the debt portion of the capital structure believed to be most attractive, which may include secured and/or unsecured bank loans or floating rate notes, secured and/or unsecured high-yield bonds, and/or busted convertibles (a convertible security that is trading well below its conversion value).

The following replaces the section entitled “Portfolio Management — Ivy Micro Cap Growth Fund” on page 169 of the Ivy Funds prospectus:

Ivy Micro Cap Growth Fund: The WSA Investment Team is primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund. They have held their responsibilities for the Fund since its inception, except for Mr. Jacobson who became a co-manager in January 2012. The WSA Investment Team consists of William Jeffery III, Kenneth F. McCain, Paul J. Ariano, Paul K. LeCoq and Luke A. Jacobson. Messrs. Jeffery and McCain are the Founding Principals of Wall Street Associates, and have worked together managing smaller capitalization growth equities for 33 years. Mr. Jeffery earned both a BA in Finance and an MBA from the University of Michigan. Mr. McCain earned a BA in Political Science and an MBA in Finance from the San Diego State University. Messrs. Ariano and LeCoq each assumed their management responsibilities within the WSA Investment Team in January 2005, when they began co-managing, together with Messrs. Jeffery and McCain, another fund, Ivy Funds VIP Micro Cap Growth, a fund whose investment manager is WRIMCO, an affiliate of IICO. Mr. Ariano joined the firm in 1995 as an analyst and has been co-managing portfolios with Mr. Jeffery for the last several years. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago. Mr. Jacobson became a co-manager for the Fund in January 2012. He joined the firm in 2004. Mr. Jacobson earned a BS in Finance from the University of Missouri and is a CFA Charter holder.

The following replaces the first sentence of the bullet point section entitled “Your Account — Choosing a Share Class — Sales Charge Reductions — Rights of Accumulation” on page 173 of the Ivy Funds prospectus:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below).

The following replaces the bullet point section entitled “Your Account — Choosing a Share Class — Sales Charge Reductions — Letter of Intent” on page 174 of the Ivy Funds prospectus:

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required

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to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Funds’ transfer agent, if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed, Inc. will not be considered for purposes of meeting the terms of an LOI.

The following replaces the third paragraph that follows the bullet point section entitled “Your Account — Choosing a Share Class — Sales Charge Reductions — Account Grouping” on page 174 of the Ivy Funds prospectus:

Shares of Ivy Money Market Fund or Waddell & Reed Advisors Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

The fifth paragraph that follows the bullet point section entitled “Your Account — Choosing a Share Class — Sales Charge Reductions — Account Grouping” on page 174 of the Ivy Funds prospectus is hereby deleted in its entirety.

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